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                                                                EXHIBIT 99.2

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Forever Enterprises, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 (the "Report"), I, Michael R. Butler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

              (1)      The Report fully complies with the requirements of
                       section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

              (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                         /s/ Michael R. Butler
                         ----------------------------------------------------
                         Chief Financial Officer of Forever Enterprises, Inc. May 15, 2003


         This certificate accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act or 2002, be deemed filed by the Company for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.